                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              TERA COMPUTER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  [TERA LOGO]

Dear Shareholder:

   You are cordially invited to attend the annual meeting of shareholders of Tera Computer Company which will be held at the offices of Tera Computer Company, located at 2815 Eastlake Avenue East, Seattle, Washington, on May 7, 1997 at 11:00 a.m. We look forward to greeting as many of our shareholders as possible.

   Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

   Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


                                   Sincerely,



                                    James E. Rottsolk
                                    President and
                                    Chief Executive Officer

Seattle, Washington
April 4, 1997

                              TERA COMPUTER COMPANY
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 1997

To The Shareholders:

   The annual meeting of the shareholders of Tera Computer Company will be held at the offices of Tera Computer Company, located at 2815 Eastlake Avenue East, Seattle, Washington, on May 7, 1997 at 11:00 a.m. for the following purposes:

      1.  To elect two directors;

      2.  To approve the Company's 1996 Employee Stock Purchase Plan;

      3.  To approve amendments to the Company's 1995 Stock Option Plan; and

      4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   Only shareholders of record at the close of business on March 21, 1997 are entitled to notice of, and to vote at, this meeting.

                                    By Order of the Board of Directors,



                                    Burton J. Smith
                                    Secretary

Seattle, Washington
April 4, 1997


                                    IMPORTANT

      WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                              TERA COMPUTER COMPANY
                            2815 EASTLAKE AVENUE EAST
                         SEATTLE, WASHINGTON 98102-3027

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 1997

     This Proxy Statement, which was first mailed to shareholders on or about April 4, 1997, is furnished in connection with the solicitation of proxies by the Board of Directors of Tera Computer Company (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 11:00 a.m. on May 7, 1997, at the offices of Tera Computer Company, located at 2815 Eastlake Avenue East, Seattle, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Shareholders of record at the close of business on March 21, 1997 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 21, 1997, there were 6,977,487 shares of common stock outstanding. The presence, in person or by proxy, of holders of record of a majority of the outstanding shares of common stock is required to constitute a quorum for the transaction of business at the Annual Meeting.

     Shares of common stock represented at the Annual Meeting by a properly executed and returned proxy will be voted in accordance with the instructions specified therein. If no instructions are noted, the proxy will be voted in favor of the nominees for election as directors, the approval of the Company's 1996 Employee Stock Purchase Plan, the approval of the amendments to the Company's 1995 Stock Option Plan and in accordance with the discretion of the named proxies on any other matters properly brought before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by voting in person at the Annual Meeting.

ELECTION OF DIRECTORS

     The number of Directors is determined by resolution of the Board of Directors, subject to revision by the shareholders. The Board of Directors has, by resolution, fixed the number of Directors at six. The terms of the Directors are classified so that each year approximately one-third of the Directors will be elected for a three-year term. These three groups of Directors are identified herein as Class I, Class II and Class III Directors. At the Annual Meeting, two Class I Directors will be elected to serve for a term of three years expiring on the date of the Annual Meeting of Shareholders in 2000. The Company's nominees for Directors are listed below, together with certain information about each of them.

CLASS I NOMINEES
TERMS EXPIRE 2000

BURTON J. SMITH

     Mr. Smith, 56, has been the Chairman of the Board and Chief Scientist since the Company's inception. He is a recognized authority on high performance computer architecture and programming languages for parallel computers, and is the principal architect of the MTA system. Prior to co-founding Tera, Mr. Smith was a Fellow of the Supercomputing Research Center (now Center for Computing Sciences), a division of the Institute for Defense Analyses, from 1985 to 1988. Mr. Smith was a member of the National Science Foundation Advisory

Committee on Computer Research from 1983 to 1987, a member of the National Science Foundation Blue Ribbon Panel on High Performance Computing in 1993, and a member of the Universities Space Research Association Science Council from 1987 to 1991. He was honored in 1990 with the Eckert-Mauchly Award given jointly by the Institute for Electrical and Electronic Engineers and the Association for Computing Machinery, and was elected a Fellow of both organizations in 1994. Mr. Smith received his S.M., E.E. and Sc.D. degrees from the Massachusetts Institute of Technology.

JOHN W. TITCOMB, JR.

     Mr. Titcomb, 46, joined the Board of Directors in 1991. During the last five years he has been a private investor and serves as a director of several privately held companies involved in various manufacturing and real estate businesses. Mr. Titcomb received his A.B. and J.D. degrees from Harvard University.

     Vote Required. The nominees elected to the Board of Directors will be those two receiving the highest number of votes cast by the shareholders entitled to vote in the election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.

CONTINUING DIRECTORS

     The Company's continuing Directors, together with certain information about each of them, are listed below.

CLASS II DIRECTORS
TERMS EXPIRE 1998

DAVID N. CUTLER

     Mr. Cutler, 55, became a member of the Company's Board of Directors in 1993. Mr. Cutler joined Microsoft Corporation in 1988 as Engineering Manager of Operating System Development and has been responsible for Windows NT development. Prior to joining Microsoft, he was Senior Corporate Consultant at Digital Equipment Corporation. During his tenure at Digital, he managed DecWest in Bellevue, Washington, which produced the VAXELN operating system and the first Microvax computer, and previously managed the development of VMS and RSX 11 M, principal operating systems for Digital computers.

DANIEL J. EVANS

     Mr. Evans, 71, became a member of the Company's Board of Directors in 1990. Since 1989, Mr. Evans has been Chairman of Daniel J. Evans Associates, a consulting firm. He served as United States Senator from the State of Washington from 1983 to 1989; Chairman, the Pacific Northwest Power and Conservation Planning Council from 1981 to 1983; President of the Evergreen State College in Olympia, Washington from 1977 to 1983; and for three terms as Governor of the state of Washington from 1965 to 1977. Mr. Evans is a Director of Puget Sound Power & Light Company; Burlington Northern/Santa Fe, Inc.; Washington Mutual Bank; Flow International Corporation; and Attachmate Corporation. He is also President of the Board of Regents of the University of Washington. Mr. Evans received his M.S. degree in civil engineering from the University of Washington.

CLASS III DIRECTORS
TERMS EXPIRE 1999

KENNETH W. KENNEDY

     Mr. Kennedy, 51, joined the Board of Directors in 1989. Mr. Kennedy is the Noah Harding Professor of Computer Science at Rice University and served as Chairman of the Department of Computer Science of Rice University from 1984 to 1988 and from 1990 to 1992. In February 1997, President Clinton designated Professor Kennedy as Co-Chairman of the Advisory Committee on High-Performance Computing and Communications, Information Technology, and the Next Generation Internet. He also is currently Director of the Center for Research on Parallel Computation, a National Science Foundation Science and Technology Center, at Rice University, the California Institute of Technology, Los Alamos National Laboratories and Argonne National Laboratories. Professor Kennedy has served as a visiting scientist at the IBM Thomas J. Watson Research Center, as a consultant to the Los Alamos and Livermore National Laboratories, and as a visiting professor at Stanford University. From 1985 to 1987, he was chairman of the Advisory Committee to the National Science Foundation Division of Computer Research and is currently a member of the Computing Research Board and the National Academy of Engineering. He received his M.S.
and Ph.D. from New York University.

JAMES E. ROTTSOLK

     Mr. Rottsolk, 52, is a co-founder of the Company and has served as its Chief Executive Officer since its inception. Prior to co-founding Tera in 1987, Mr. Rottsolk served as an executive officer with several high technology companies. Mr. Rottsolk received his A.M. and J.D. degrees from the University of Chicago.

NOMINATIONS

    The Company's Bylaws provide that any shareholder entitled to vote in the election of directors may nominate a person for election as a director. Any such shareholder must give written notice of such shareholder's intent to make the nomination to the Secretary of the Company not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the tenth business day following the first public announcement of the date of the meeting. The notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or person to be nominated; (ii) a representation that the shareholder is a holder of record of stock of Tera Computer Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (iii) the number of shares beneficially owned by the shareholder and the dates on which such shares were acquired; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the shareholder; (v) such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission (the "SEC") had the nominee been nominated by the Board; and (vi) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the Annual Meeting may, in his discretion, determine and declare to the meeting that a proposed nomination was not made in accordance with the foregoing procedures, and the proposed nomination shall be disregarded.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The Company's Board of Directors has an Audit Committee and Compensation Committee. There is no standing nominating committee. Messrs. Evans and Titcomb serve on the Audit Committee, which meets with financial management and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Cutler, Evans and Kennedy serve on the Compensation Committee, which reviews the compensation of the Chief Executive Officer and other officers of the Company, and grants stock options to officers of the Company .

    The Audit Committee was formed in 1996 and met once during fiscal year 1996. The Compensation Committee did not meet during 1996. The Board of Directors met four times during the last fiscal year and each of the directors attended at least 75% of the meetings of the Board and the Committees on which they serve.

    No Directors receive cash compensation for serving on the Board except for reimbursement of reasonable expenses incurred in attending meetings. Upon election, Mr. Titcomb will receive a ten-year option to purchase 4,500 shares of common stock, which will vest over three years, pursuant to the Company's 1995 Independent Directors Stock Option Plan. The exercise price of the foregoing option will be the market price of the common stock on the date of the grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

    The following table sets forth information as of March 21, 1997 concerning the shares of the Company's common stock beneficially owned by all shareholders known by the Company to be beneficial owners of more than five percent of its outstanding shares of common stock, by each Director and nominee, the executive officers named in the Summary Compensation Table and Directors and executive officers of the Company as a group.


                                                         NUMBER OF
    NAME AND ADDRESS (**)                                SHARES (1)   PERCENTAGE
    ---------------------                                ----------   ----------
William T. Frantz (2)                                     1,532,701     21.9%
    P.O. Box 3965
    Bellevue, WA 98009-3965
Alan O. Maxwell (3)                                         382,075      5.4%
    P.O. Box 1-U
    Eugene, OR 97440
WBW Trust Number One (4)                                    374,431      5.3%
    William T. Weyerhauser, Trustee
    P.O. Box 1278
    Tacoma, WA 98401-1278
James E. Rottsolk (5)                                       320,895      4.6%
Burton J. Smith (6)                                         317,495      4.5%
John W. Titcomb, Jr. (7)                                    209,807      3.0%
Gerald E. Loe (8)                                            62,374        *
Brian D. Koblenz (9)                                         40,194        *
Daniel J. Evans (10)                                         29,063        *
David N. Cutler (11)                                         13,191        *
Kenneth W. Kennedy (12)                                      18,682        *
All Directors and executive officers                      1,019,449     14.6%
  as a group (9 persons) (13)

-----------

*     Less than 1%
** Unless otherwise indicated, all addresses are c/o Tera Computer Company, 2815 Eastlake Avenue East, Seattle, WA 98102-3027.

(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in these notes, and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to warrants or options held by the person or group in question which may be exercised on March 21, 1997 or within 60 days thereafter.

(2)   Includes 274,112 shares issuable upon exercise of warrants.

(3)   Includes 121,941 shares issuable upon exercise of warrants.

(4)   Includes 69,266 shares issuable upon exercise of warrants.

(5) Includes 10,549 shares issuable upon exercise of warrants, and 12,631 shares issuable upon exercise of vested options. Mr. Rottsolk disclaims beneficial ownership of 1,698 shares as to which he has voting and dispositive powers as custodian for six nieces and nephews under the Washington Uniform Gifts to Minors Act.

(6) Includes 10,549 shares issuable upon exercise of warrants and 12,063 shares issuable upon exercise of vested options.

(7) Includes 44,821 shares issuable upon exercise of warrants and 24,926 shares issuable upon exercise of vested options. Mr. Titcomb disclaims beneficial ownership of 14,946 shares as to which he was voting and dispositive powers as trustee of a trust for his children under the Washington Uniform Gifts to Minors Act.

(8)   Includes 60,245 shares issuable upon exercise of vested options.

(9)   Includes 30,229 shares issuable upon exercise of vested options.

(10) Includes 7,234 shares issuable upon exercise of warrants and 10,065 shares issuable upon exercise of vested options.

(11) Includes 1,551 shares issuable upon exercise of warrants and 7,856 shares issuable upon exercise of vested options.

(12)  All 18,682 shares are issuable upon exercise of vested options.

(13) Includes 74,704 shares issuable upon exercise of warrants and 184,446 shares issuable upon exercise of vested options. Of these shares, beneficial ownership is disclaimed to 16,644 shares.

      INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

    The following table discloses the compensation received for the last three fiscal years by the Company's Chief Executive Officer and all executive officers whose compensation for 1996 exceeded $100,000 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION             LONG-TERM
                                              -----------------------------     COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR    SALARY      BONUS (1)       OPTIONS       OTHER (3)
        ---------------------------           ----    ------      ---------       -------       ---------
Burton J. Smith ...........................   1996   $150,000            --       250,000      $  3,085
  Chairman of the Board and Chief Scientist   1995   $150,000      $ 15,000            --      $  2,862
                                              1994   $150,000      $  3,582         8,515(2)   $  2,750

James E. Rottsolk .........................   1996   $150,000            --       250,000      $  2,970
  President, Chief Executive Officer ......   1995   $150,000      $ 15,000            --      $  2,862
   and Chief Financial Officer ............   1994   $150,000      $  3,585         8,515(2)   $  2,862

Gerald E. Loe .............................   1996   $110,000            --        40,000      $    720
  Vice President -- Hardware ..............   1995   $110,000      $ 10,000            --      $    662
                                              1994   $110,000            --         3,406      $  1,082

Brian D. Koblenz ..........................   1996   $105,000            --        40,000      $  3,095
  Vice President -- Software ..............   1995   $ 83,000      $ 10,000            --      $  2,025
                                              1994   $ 83,000            --         3,406      $  1,345


(1) Bonuses are shown when accrued. The 1994 bonuses were paid in 1995, and the 1995 bonuses were paid in 1997. No executive bonuses were declared for 1996.

(2) Pursuant to a plan offered to all employees of the Company, including the Named Executive Officers, salary earned but unpaid in 1993 was converted to stock options in 1994 at the rate of one option for each $4.93 of deferred compensation.

(3) Includes premiums for group term life insurance policies payable to Named Executive Officers and the Company's accrued but not yet paid contributions to a 401(k) savings plan.

STOCK OPTIONS

    Stock Option Grants in Last Fiscal Year. The following table sets forth information concerning options granted to the Company's Named Executive Officers during the year ended December 31, 1996, all of which were granted at the market value on the date of grant.

                          No. of Securities         % of Total Options
                          Underlying Options       Granted to Employees     Exercise Price     Expiration
         Name              Granted (#) (1)            in Fiscal Year            ($/Sh)            Date
         ----              ---------------            --------------            ------            ----
Burton J. Smith              250,000                    28.4%                   $5.50            6/11/06
James E. Rottsolk            250,000                    28.4%                   $5.50            6/11/06
Gerald E. Loe                 40,000                     4.6%                   $5.50            6/11/06
Brian D. Koblenz              40,000                     4.6%                   $5.50            6/11/06


(1) All of these options vest over four years at the rate of 25% after one year from grant and thereafter ratably per month over the remaining 36 months. In the event of a merger, consolidation, plan of exchange or sale of all or substantially all of the Company's assets, the Board of Directors may accelerate the exercisability of all options in full.

    Aggregated Option Values at Year-End. The following table provides information on the value of unexercised options held by the Named Executive Officers at December 31, 1996. No Named Executive Officer exercised any options during the year ended December 31, 1996.


                              NUMBER OF SECURITIES
                                   UNDERLYING                VALUE OF UNEXERCISED
                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                DECEMBER 31, 1996            DECEMBER 31,1996 (1)
                           ----------------------------   ----------------------------
                           EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
 Burton J. Smith.........     12,063         250,000        $ 37,519               -
 James E. Rottsolk.......     12,631         250,000        $ 37,519               -
 Gerald E. Loe...........     60,245          50,644        $132,220         $22,511
 Brian D. Koblenz......       27,273           4,967        $ 30,920         $10,505

(1) Based upon a market price of $3.875 per share on December 31, 1996 minus the exercise price.

PROPOSAL TO APPROVE 1996 EMPLOYEE STOCK PURCHASE PLAN

      At the Annual Meeting, the shareholders will be asked to approve the Company's 1996 Employee Stock Purchase Plan (the "Employee Stock Plan") whereby 1,000,000 shares (subject to adjustments as provided in the Employee Stock Plan) of the Company's Common Stock will be reserved for sale to eligible employees. The Board of Directors of the Company adopted the Employee Stock Plan on August 29, 1996, subject to shareholder approval. The Board of Directors recommends approval of the Employee Stock Plan to allow the Company to offer eligible employees incentives to purchase the Company's Common Stock. The following description is qualified in its entirety by reference to the Employee Stock Plan, which is attached as Appendix A to this Proxy Statement.

      Description of the Employee Stock Plan. The Employee Stock Plan is an employee benefit program which enables eligible Company employees to purchase shares of the Company's Common Stock via payroll deductions without incurring broker commissions and with a possible deduction from market price. Subject to adjustment as provided in the Employee Stock Plan, a maximum of 1,000,000 shares of Common Stock will be reserved for issuance thereunder. The Employee Stock Plan will terminate on the earlier of (1) September 30, 2007 or (2) the date on which all shares available for issuance under the Employee Stock Plan shall have been sold pursuant to purchase rights exercised under the Employee Stock Plan.

      The Employee Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is authorized to administer and interpret the Employee Stock Plan and to make such rules and regulations as it deems necessary to administer the Employee Stock Plan.

      All individuals employed by the Company in a position with regular hours of 20 hours or more per week for at least five months in any particular calendar year, including the Company's officers (subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended), are eligible to participate in the Employee Stock Plan. However, no employee who would (whether before or after exercising any rights under the Employee Stock Plan) own or be deemed to own stock (including any stock that may be purchased under any outstanding options) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company is eligible to participate in the Employee Stock Plan. Non-employee directors are also not eligible to participate. Eligible employees may elect to contribute from $25.00 per semi-monthly pay period up to 15% of their gross base pay. Each participant may enroll in six-month offering periods, in which shares of Common Stock are purchased on the last day of each six-month offering period. A separate offering will usually commence on April 1 and October 1 of each year, except that the first offering period ran from September 15, 1996 to March 31, 1997. The purchase price per share will be equal to the lower of (1) 85% of the closing market price on the first business day of each offering period or (2) 100% of the closing market price on the last business day of the offering period.

      Purchase rights granted under the Employee Stock Plan are not assignable or transferable other than by will or by the laws of descent and distribution following the participant's death. Upon termination from employment of a participant on or before the last business day of any offering period, the participant may elect, within the earlier of 3 months of the termination of employment or the end of the current offering period, to either withdraw the accumulated funds or to have the funds held for the purchase of shares at the end of the offering period. No additional payroll deductions will be made following any such termination from employment. As of March 21, 1997, there were 60 employees of the Company eligible to participate in the Employee Stock Plan and 34 employees participating, including one executive officer. No Named Executive Officers were then participating in the Employee Stock Plan.

      Tax Consequences. The Employee Stock Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, no taxable income is recognized by the participate with respect to shares purchased under the Employee Stock Plan either at the time of enrollment or at any purchase date at the end of an offering period. Taxable income is recognized only when a participant disposes of the shares.

      If the participant disposes of shares purchased pursuant to the Employee Stock Plan more than the later of (a) two years from the enrollment date or (b) one year from the date on which the shares were purchased, the participate will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 15% of the fair market value of the shares on the enrollment date. Any gain on the disposition in excess of the amount treated as ordinary income will be treated as capital gains. The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

      If the participant disposes of shares purchased pursuant to the Employee Stock Plan before the expiration of the required holding period described above, the participant will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any further gain will be taxed at capital gain rates. The Company is entitled to a deduction equal to the amount the participant is required to report as ordinary compensation income.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL TO APPROVE AMENDMENTS TO THE 1995 STOCK OPTION PLAN

      At the Annual Meeting, the shareholders will be asked to approve two amendments to the Company's 1995 Stock Option Plan (the "1995 Option Plan"). The 1995 Option Plan was adopted on August 31, 1995. On March 21, 1997, the Company's Board of Directors approved amendments to the 1995 Option Plan, subject to shareholder approval, to increase the number of shares of Common Stock of the Company that are reserved for issuance under the 1995 Option Plan from 400,000 to 2,000,000, and to increase the number of shares on which options may be granted to an optionee in any one fiscal year from 75,000 to 250,000. The Company's Board of Directors recommends approval by the shareholders of these amendments to allow the

Company to offer an increased number of stock options as a part of its compensation to attract, retain and motivate key employees.

      Description of 1995 Option Plan. The 1995 Option Plan permits the granting of incentive stock options ("ISOs") or non-qualified stock options ("NSOs") and is administered by a Plan Administrator comprised of "disinterested directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" under Section 162(m) of the Internal Revenue Code. Subject to the terms of the 1995 Option Plan, the Plan Administrator determines the terms and conditions of options, including the exercise price. Eligible optionees include any current or future employee, officer or consultant of the Company, including any subsidiaries. Non-employee directors, however, are not eligible to participate in the 1995 Option Plan. No optionee may be awarded options to purchase more than 75,000 (or, if approved by the shareholders, 250,000) shares in any one year. The 1995 Option Plan provides that the Plan Administrator must establish an exercise price for ISOs that is not less than the fair market value per share at the date of grant. However, if ISOs are granted to persons owning more than 10% of the voting stock of the Company, the 1995 Option Plan provides that the exercise price must be not less than 110% of the fair market value per share at the date of grant and that the term of the ISOs may not exceed five years. The term of all other options granted under the 1995 Option Plan may not exceed ten years. Although the Plan Administrator determines when options become exercisable, options granted under the 1995 Option Plan generally become exercisable over a four-year period, with 25% exercisable one year after grant and thereafter, become exercisable ratably over the remaining 36 months. Options are not transferable other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by such optionee. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets, the Plan Administrator may elect one of the following alternatives: (1) outstanding options will remain in effect in accordance with their terms; (2) outstanding options will be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or (3) exercisable outstanding options may be exercised within a 30-day period prior to consummation of the transaction, at which time they terminate, and the Board of Directors, in its discretion, may accelerate the exercisability of all options in full. Shares subject to options granted under the 1995 Option Plan that have lapsed or terminated may again be made subject to options granted under the 1995 Option Plan. Unless sooner terminated by the Board of Directors, the 1995 Stock Option Plan will terminate on July 31, 2005. Currently, all of the Company's 64 employees are eligible for option grants under the 1995 Option Plan, and options are held by 64 employees and former employees.

     The 1995 Option Plan currently authorizes the issuance of up to 400,000 shares, with no more than options for 75,000 shares granted to an employee in any one fiscal year, such numbers subject to adjustments under certain circumstances. If the amendments are approved at the Annual Meeting, the number of shares of common stock authorized for issuance under the 1995 Option Plan will be increased by 1,600,000 shares to 2,000,000 and the number of shares on which options may be granted to an employee in one fiscal year will be increased from 75,000 to 250,000. As of March 21, 1997, options to purchase an aggregate of 1,123,600 shares of Common Stock had been awarded ranging from exercise prices of $3.875 to $5.75 per share, of which options on 723,600 shares have been granted subject to shareholder approval of the increase in the number of shares reserved for issuance under the 1995 Option Plan and the number of options granted to an optionee in any one fiscal year. No options have been exercised under the 1995 Option Plan.

     Of the Named Executive Officers, Messrs. Smith and Rottsolk each hold options for 250,000 shares with an exercise price of $5.50 per share, Messrs. Loe and Koblenz each hold options for 40,000 shares with an exercise price of $5.50 per share, and all current executive officers hold options for an aggregate of 630,000 shares at prices ranging from $5.00 to $5.50 per share. All these options, except for options for 10,000 shares, have been granted subject to shareholder approval of the proposed amendments to the 1995 Option Plan. All employees other than executive officers hold options for an aggregate of 493,600 shares, at prices ranging from $3.875 to $5.75 per share, including options for an aggregate of 103,600 shares subject to shareholder approval. The closing sale price for the Company's Common Stock on March 21, 1997, was $4-1/8 per share.

      Tax Consequences. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

      Certain options authorized to be granted under the 1995 Option Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable as long-term capital gain if the shareholder has held the shares for more than one year on the date of sale.

      Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under applicable regulations, compensation received through the exercise of an option will not be subject to the $1 million limit if the option and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option be granted by a committee of at least two outside directors and that the exercise price of the option be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options granted under the 1995 Option Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN.

CERTAIN TRANSACTIONS

    In June 1995, the Company borrowed money from its bank pursuant to a term loan and line of credit. All of these loans have been repaid in full by the Company. These loans were co-signed by John W. Titcomb, Jr., and were guaranteed by James E. Rottsolk. In return for co-signing these loans, Mr. Titcomb was granted options to purchase 1,986 shares of common stock at $5.28 per share, pursuant to the 1988 Option Plan. In return for the loan guarantees, Mr. Rottsolk was granted an option to purchase 567 shares of common stock at $5.28 per share, pursuant to the 1988 Option Plan.

    At various times since January 1, 1995, the Company has borrowed money from its officers, directors and principal shareholders. These loans have been repaid in full through payments of cash and Company securities, as follows:

    (i) The Company borrowed $125,000 from each of Burton J. Smith and James E. Rottsolk in January 1994, with interest at 3.98% per annum. In repayment of these loans, the Company paid $15,000 to each of Messrs. Smith and Rottsolk, and in May 1995, issued to each of them $100,000 in principal amount of the Company's 8% convertible notes (the "May Notes") and 7,096 Warrants. The notes were converted into 7,096 shares of common stock upon completion of the Company's initial public offering in September 1995. In July 1995, the Company repaid the remaining principal balance and accrued interest of Mr. Smith's original loan with $16,186 in principal amount of the Company's 8% convertible notes (the "July Notes") and 1,199 warrants. In September 1995, the notes were converted into 3,596 shares of common stock upon completion of the Company's initial public offering. Also in July 1995, the Company repaid the remaining principal balance and accrued interest on Mr. Rottsolk's original loan with $16,435 in principal amount of July Notes, and 1,217 Warrants. The notes were converted into 3,652 shares of common stock upon completion of the Company's initial public offering.

    (ii) The Company borrowed $50,000 from James E. Rottsolk in April 1995, with interest at 8.0% per annum. This loan was repaid in full in cash in April 1995.

    (iii) The Company borrowed the following amounts from John W. Titcomb, Jr.:
$100,000 in October 1994, with interest at 6.0% per annum; $50,000 in October 1994, with interest at 7.0% per annum; $50,000 in December 1994, with interest at 7.0% per annum; and $100,000 in February 1995, with interest at 8.0% per annum. The $50,000 October 1994 loan was repaid in cash in November 1994; the remaining $250,000 in principal plus accrued interest of $6,400 was repaid in May 1995 through the issuance of $256,400 in May Notes and 18,194 Warrants. The notes were converted into 18,194 shares of common stock upon completion of the Company's initial public offering.

    Since January 1, 1995, various directors, executive officers and principal shareholders of the Company have participated in the Company's equity financing as follows:

    (i) In April 1995, Mr. Frantz purchased $400,000 of May Notes, together with 28,383 Warrants. In July 1995, Mr. Frantz purchased $1,000,000 of July Notes, together with 74,074 Warrants. The Series E Preferred Stock and notes were converted into an aggregate of 268,346 shares of common stock upon completion of the Company's initial public offering.

    (ii) In July 1995, John W. Titcomb, Jr. purchased $90,000 of July Notes, together with 6,666 Warrants. The notes were converted into 20,000 shares of common stock upon completion of the Company's initial public offering.

    (iii) In June 1995, William T. Weyerhaeuser (the "Trustee"), as Trustee of the WBW Number One Trust (the "Trust"), purchased $300,000 of May Notes, together with 21,288 Warrants. In July 1995, the Trustee, on behalf of the Trust, purchased $200,000 of July Notes, together with 14,814 Warrants. The notes held by the Trustee on behalf of the Trust were converted into an aggregate of 65,732 shares of common stock upon completion of the Company's initial public offering.

    (iv) In July 1995, the Company issued July Notes to Messrs. Smith and Rottsolk in the principal amounts of $3,817 and $3,566, respectively, together with 282 and 264 Warrants, respectively, in exchange for deferred compensation. The notes were converted into 848 and 792 shares of common stock, respectively, upon completion of the Company's initial public offering.

    (v) In April 1996, the Company commenced a private offering to accredited investors only of units consisting of two shares of Series A Convertible Preferred Stock and one redeemable Warrant at a per unit price of $6.80. In this offering, Mr. Frantz purchased 147,058 Units for $999,994; Mr. Maxwell, together with family members and trusts purchased an aggregate of 83,566 units for $568,249; the Trustee under the Trust purchased 30,000 units for $204,000; and Mr. Evans purchased 5,882 units for $39,998. In December 1996, upon registration with the Securities and Exchange Commission of the underlying shares of common stock, all shares of Series A Convertible Preferred Stock were converted, on a one-for-one basis, into shares of common stock.

    (vi) In December 1996, Mr. Frantz agreed to exercise Warrants for 336,700 shares of common stock for an aggregate exercise price of $1,999,998 and Mr. Titcomb agreed to exercise Warrants for 25,252 shares of common stock for an aggregate exercise price of $149,997. In consideration for these exercises, the Company issued nonredeemable private warrants exercisable at $6.00 per share to Mr. Frantz covering 84,175 shares of common stock and to Mr. Titcomb covering 6,313 shares of common stock, respectively.

    The Company believes that the transactions between it and its officers, directors, employees and principal shareholders were on terms no less favorable to the Company than it could obtain from unaffiliated third parties.

INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Deloitte & Touche LLP, certified public accountants, to serve as the Company's auditors for 1997. Deloitte & Touche LLP has served as the Company's auditors since 1987. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement and be available to respond to appropriate questions.

SOLICITATION OF PROXIES

    The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, W. F. Doring & Co. may solicit proxies at an approximate cost not to exceed $2,500 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.
All of the costs of solicitation of proxies will be paid by the Company.

VOTING TABULATION

    Vote Required: Under the Washington Business Corporation Act, the election of the Company's Directors requires a plurality of the votes represented in person or by proxy at the meeting and the approval of the 1996 Employee Stock Purchase Plan and the amendments to the 1995 Stock Option Plan each requires that the votes in favor exceed the votes against. Votes cast by proxy or in person at the meeting will be tabulated by ChaseMellon Shareholder Services, L.L.C.

    Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. The proposals with respect to the adoption of the Employee Stock Plan and the amendments to the 1995 Option Plan are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorom at the Annual Meeting, but are not considered "present" for purposes of voting on the non-discretionary proposals, and have no impact on the outcome of such proposals.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    To the Company's knowledge, based solely upon review of the copies of reports furnished to the Company and written representations that no other reports were required, the officers, directors, and greater than ten-percent shareholders have otherwise complied during 1996 with all requirements under
Section 16(a) of the Securities Exchange Act of 1934 that certain reports be filed, except that Messrs. Cutler, Kennedy and Titcomb were each delinquent in filing one form for one transaction and Mr. Evans was delinquent in filing three forms for three transactions.

SHAREHOLDERS PROPOSALS FOR 1998 ANNUAL MEETING

    Any proposals of Shareholders intended to be presented for inclusion in the Company's Proxy Statement and Form of Proxy for the next Annual Meeting scheduled to be held in 1998 must be received in writing by the Corporate Secretary at the Company's executive offices, not later than January 10, 1998.

    For a proposal to be properly brought before a meeting of the shareholders other than in the Proxy Statement, the shareholder making such proposal must have given notice thereof in writing to the Secretary of the Company not less than 60 nor more than 90 days in advance of the meeting or, if later, the tenth business day following the first public announcement of the date of the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and the language of the proposal; (2) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (3) the number of shares owned by the shareholder and the dates upon which such shares were acquired, (4) a representation that the shareholder intends to appear in person or in proxy at the meeting, and (5) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably requested by the Company. The Board of Directors or the Chairman of such meeting may direct that any business not properly brought before the meeting shall not be considered.

OTHER MATTERS

    The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                 By Order of the Board of Directors,


                                 Burton J. Smith
                                 Secretary

Seattle, Washington
April 4, 1997



          A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR 1996 CONTAINING INFORMATION ON OPERATIONS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY WRITING TO:

                           TERA COMPUTER COMPANY
                           ATTENTION: INVESTOR RELATIONS
                           2815 EASTLAKE AVENUE EAST
                           SEATTLE, WA 98102-3027

                                                                      APPENDIX A

                              TERA COMPUTER COMPANY

                        1996 EMPLOYEE STOCK PURCHASE PLAN

         1.       Purposes.

         The Tera Computer Company 1996 Employee Stock Purchase Plan (the "Plan") is intended to provide additional incentives to employees and a convenient means by which eligible employees of the Company may purchase the Company's shares of Common Stock and a method by which the Company may assist and encourage such employees to become shareholders of the Company.

         2.       Definitions

         As used herein, the following definitions apply:

                  a. "Base Salary" means the gross amount of the participant's base salary for each payroll period, including incentive bonuses, overtime, commissions and any pre-tax contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program, but excluding any severance pay, hiring or relocation bonuses and pay in lieu of vacation and sick leave.

                  b. "Board" means the Company's Board of Directors.

                  c. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  d. "Common Stock" means the Company's common stock.

                  e. "Company" means Tera Computer Company, a Washington corporation, and all subsidiaries of Tera Computer Company designated by the Plan Administrator as participating in the Plan and any corporate successor to all or substantially all of the assets or voting stock of Tera Computer Company which shall by appropriate action adopt the Plan.

                  f. "Eligible Employee" means any person who is engaged, on a regularly-scheduled basis of more than 20 hours per week and more than 5 months per calendar year, in the rendition of personal services to the Company for earnings considered wages under Section 3121(a) of the Code. No employee who would after an offering pursuant to the Plan own or be deemed (under Section 425(d) of the Code) to own stock (including any stock that may be purchased under any outstanding options) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company shall be eligible to participate in the Plan.

                  g. Enrollment Date" means the first day of each Offering
Period.

                  h. "Offering Period" shall mean the six-month period selected by the Plan Administrator during which Participants may purchase shares of the Common Stock. Unless otherwise determined by the Plan Administrator, Offering Periods generally shall run from April 1 to September 30 and for October 1 through March 31, with the first Offering period running from September 15, 1996 through March 31, 1997.

                  i. "Participant" means any Eligible Employee of the Company who is actively participating in the Plan.

                  j. "Plan Administrator" shall mean the Compensation Committee of the Board, as appointed from time to time by the Board.

         3.       Administration.

                  a. Powers. The Plan Administrator shall have full authority to administer this Plan, including, without limitation, authority to interpret and construe any provision of this Plan; to determine the Offering Periods and the maximum number of shares of Common Stock which may be purchased in any one Offering Period; to determine, in accordance with Section 7(c), the fair market value of the Common Stock on any date; to prescribe, amend and rescind rules and regulations relating to this Plan; within law, to waive or modify any term or provision contained in this Plan or in any right to purchase shares of Common Stock under this Plan; to authorize any person to execute on behalf of the Company any instrument required to effectuate this Plan; and to make all other determinations deemed necessary or advisable for the administration for this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any right issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

                  b. Limited Liability. No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with explicit provisions hereof, the Board and Plan Administrator may act in their absolute discretion in all matters related to this Plan.

         4.       Offering Periods.

                  a. Determination. Shares of Common Stock shall be offered for purchase under this Plan through a series of successive Offering Periods, each to be of a duration of 6 months, provided that the first Offering Period shall be from September 15, 1996, through March 31, 1997, all as selected by the Plan Administrator, until such time as the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or the Plan shall have been sooner terminated in accordance with Sections 10 and 11(b).

                  b. Separate Purchase Rights. The Participant shall be granted a separate purchase right for each Offering Period in which he/she participates. The purchase right shall be granted on the Enrollment Date on which such individual first joins the Offering Period in effect under the Plan and shall be automatically exercised for successive Offering Periods, unless the Participant withdraws from the Plan.

         5.       Eligibility and Participation.

                  a. Enrollment Dates. An individual who is an Eligible Employee on the start date of the Offering Period may enter that Offering Period on such start date, provided he/she enrolls in the Offering Period before such date in accordance with Section 5(b) below. That start date shall then become such individual's Enrollment Date for the Offering Period, and on that date such individual shall be granted his/her purchase right for the Offering Period. Should such Eligible Employee not enter the

Offering Period on the start date, then he/she may not subsequently join that particular Offering Period on any later date.

                  b. Enrollment Forms. To participate for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed in the Plan Administrator (including the payroll deduction authorization) and file such forms with the Plan Administrator at least 10 business days before his/her scheduled Enrollment Date unless the Participant has participated in the previous Offering Period and has not submitted a withdrawal form to the Company.

                  c. Payroll Deductions. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan shall be at a rate of not less than $25.00 per semi-monthly pay period nor more than 15% of the Base Salary paid to the Participant during each Offering Period, unless the Plan Administrator consents to a lower amount or higher rate for all Participants. The deduction rate so authorized shall continue in effect for the remainder of the Offering Period.

         A Participant may change the amount of his or her payroll deduction for a subsequent Offering Period by filing an amended payroll deduction form at least 10 business days prior to the commencement of such subsequent Offering Period.

         Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of
Section 7 below.

                  d. Rule 16b-3. Employees who are officers of the Company may participate only in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time.

                  e. Participation Voluntary. Participation in this Plan shall be voluntary.

         6.       STOCK SUBJECT TO PLAN

                  a. Total Number. The total number of shares of Common Stock which may be issued under this Plan shall not exceed 1,000,000 shares (subject to adjustment under Section 6(b) below).

                  b. Changes to Capitalization. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of this Plan, (ii) the class and maximum number of shares purchasable per Participant during each Offering Period, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under this Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under this Plan.

         7.       Purchase Rights.

                  a. Terms and Conditions. An Employee who participates in this Plan for a particular Offering Period shall have the right to purchase shares of Common Stock during such Offering Period, upon the terms and conditions set forth below and shall execute a subscription agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  b. Purchase Price. Common Stock shall be issuable at the end of each Offering Period at a purchase price equal to the lower of (i) 85% of the fair market value per share on the Participant's Enrollment Date for such Offering Period or (ii) the fair market value per share on the date on which such Offering Period ends.

                  c. Valuation. For purposes of determining the fair market value per share of Common Stock on any relevant date, the following procedures shall be in effect:

                           (i) The fair market value on any date shall be equal
to the closing price of the Common Stock on such date, as reported in The Wall Street Journal or other comparable sources. If there is no quoted price for such date, then the closing price on the next preceding day for which there does exist such a quotation, as so reported, shall be determinative of fair market value.

                           (ii) If Section 7(c)(1) is not applicable, the fair
market value shall be determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

                  d. Number of Purchasable Shares. The number of shares purchasable per Participant for each Offering Period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during such Offering Period by the purchase price in effect for the Offering Period. No Participant, however, may purchase shares in violation of Section 8(a).

                  e. Payment. Payment for the Common Stock purchased under the Plan shall be effected only by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first day coincident with or immediately following the Participant's Enrollment Date into the Offering Period and shall continue through the pay period ending with or immediately prior to the last day of the Offering Period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

                  f. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                           (i) A Participant may terminate his or her payroll
deductions in a current Offering Period by filing a withdrawal form with the Plan Administrator at least 10 business days prior to the payroll period for which it is to be effective. The Participant will not receive the funds then accumulated in his or her account, and any such funds will be applied to the purchase of shares at the end of such Offering Period. If such withdrawal is filed at least 10 business days prior to the beginning of the next Offering Period, then such withdrawal will constitute a termination of participation in the Plan with respect to such successive Offering Periods as contemplated by
Section 7(f)(ii).

                           (ii) A Participant may terminate his or her
participation in the Plan with respect to the next successive Offering Period by filing, at any time prior to 10 business days before the commencement of the next successive Offering Period, the prescribed notification form with the Plan

Administrator (or its designate). No payroll deductions shall be collected from the Participant with respect to the terminated purchase right for such successive Offering Period.

                           (iii) The withdrawal and termination of such purchase
right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which such withdrawn or terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan by making a timely filing of a new subscription agreement and payroll withholding authorization.

                           (iv) If the Participant ceases to remain an Eligible
Employee while his/her purchase right remains outstanding, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable until the earlier of 3 months following the termination of employment or the end of the Offering Period in which the Participant ceases Eligible Employee status:

                                    (i) to withdraw all of the Participant's
         payroll deductions for such Offering Period, without interest, or

                                    (ii) to have such funds held for the
         purchase of shares at the end of the Offering Period in which his or her status as an Eligible Employee ceased.

         If no such election is made, then such funds shall be refunded, without interest, as soon as possible after the close of such Offering Period. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  g. Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant at the end of each Offering Period and for all purposes shares of Common Stock purchased pursuant to the Plan shall be deemed to have been issued and sold at the close of business on the last date of each Offering Period. The purchase shall be effected by applying such Participant's payroll deductions for the Offering Period to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares) at the purchase price in effect for such Offering Period. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be carried over for application in the successive Offering Period unless the Participant has withdrawn from the Plan, in which event such amount will be refunded to the Participant, without interest.

                  h. Proration of Purchase Rights. Subject to the limitations set forth in Section 6(a), the Plan Administrator may determine the number of shares of Common Stock, subject to periodic adjustment under Section 6(b), which may be purchased in the aggregate by all Participants in any one Offering Period under the Plan. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or (ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro rated to such individual, shall be refunded to such Participant, without interest.

                  i. Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

         A Participant shall be entitled to receive, as soon as practicable after each Offering Period, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as tenants-in-common or as joint tenants with right of survivorship.

                  j. Assignability. Purchase rights granted under this Plan shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, shall not be subject to execution, attachment or similar process, and shall be exercised during the Participant's lifetime only by the Participant.

                  k. Change in Ownership. Should the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

                           (i) a sale, merger or other reorganization in which
the Company will not be the surviving corporation (other than a reorganization effected primarily to change the state in which the Company is incorporated), or

                           (ii) a reverse merger in which the Company is the
surviving corporation but in which more than 50% of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger,

then, unless the successor shall continue this Plan and assume all the obligations evidenced by the outstanding rights to purchase shares of Common Stock or shall provide equivalent rights with respect to the successor's securities, all to the reasonable satisfaction of the Board, all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant for the Offering Period in which such transaction occurs to the purchase of whole shares of Common Stock at the lower of (i) 85% of the fair market value of the Common Stock on the Participant's Enrollment Date into the Offering Period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Sections 7 and 8 shall continue to apply to any such purchase.

         The Company shall use its best efforts to provide at least 10 days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Sections 7.

         8.       Accrual Limitations.

                  a. Dollar Limit. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

                  b. Application. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                           (i) No right to acquire Common Stock under any
outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                           (ii) If by reason of such accrual limitations, any
purchase right of a Participant does not accrue for a particular Offering Period, then the payroll deductions which the Participant made during that Offering Period with respect to such purchase right shall be refunded, without interest.

                  c. Controlling Provision. In the event there is any conflict between the provisions of this Section 8 and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section 8 shall be controlling.

         9.       Status of Plan Under Federal Tax Laws.

         This Plan is designed to qualify as an employee stock purchase plan under Code Section 423, and shall be governed and construed accordingly.

         10.      Amendment and Termination.

                  a. Amendments, Suspension, Discontinuation. The Board may alter, amend, suspend or discontinue this Plan immediately following the close of any Offering Period. However, the Board may not, without the approval of the Company's shareholders:

                           (i) materially increase the number of shares issuable
under this Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Offering Period under this Plan, except that the Plan Administrator shall have the authority, exercisable without such shareholder approval, to effect adjustments to the extent necessary to effect changes in the Company's capital structure pursuant to Section 6(b);

                           (ii) alter the purchase price formula so as to reduce
the purchase price payable for the shares of Common Stock issuable under this Plan;

                           (iii) materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility to participate in this Plan; or

                           (iv) adopt amendments which require shareholder
approval under applicable law, including Section 16(b) of the Securities Exchange Act of 1934.

                  b. Termination of Purchase Rights. The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under this Plan immediately following the close of any Offering Period. Should the Company elect to exercise such right, then this Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under this Plan.

         11.      General Provisions.

                  a. Requirements. No shares of Common Stock shall be issued hereunder, until (i) this Plan shall have been approved by the Company's shareholders and (ii) the Company shall have complied with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions, the requirements of any quotation service or stock exchange upon which the shares may then be listed, and all other applicable requirements established by law or regulation.

                  b. Plan Termination. This Plan shall terminate upon the earlier of (i) September 30, 2007 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under this Plan. In the event shareholder approval is not obtained, or such legal compliance is not effected, within 12 months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all funds collected by the Company shall be returned to all subscribers, without interest.

                  c. Costs. All costs and expenses incurred in the administration of this Plan shall be paid by the Company.

                  d. No Status as Employee. Neither the action of the Company in establishing the Plan, or any action taken under this Plan by the Board or the Plan Administrator, nor any provision of this Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                  e. No Segregation of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

                  f. No Interest. No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's account.

                  g. Governing Law. The provisions of this Plan shall be governed by the laws of the State of Washington.

1.  Election of Directors:

    (Instructions: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

    Class I:
    Burton J. Smith
    John W. Titcomb, Jr.

2.  Proposal to approve the Company's 1996 Employee Stock Purchase Plan.

3.  Proposal to approve an amendment to the Company's 1995 Stock Option Plan.

4. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

    Directors recommend a vote for election of the named directors and in favor of Proposals 2 and 3.

                                PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY
                                      CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Signatures(s)_______________________________________ Date: ______________, 1997
Please date and sign exactly as name is imprinted hereon, including designation as executor, trustee, administrator, guardian or attorney, if applicable. When shares are held by joint tenants, both should sign. A corporation must sign its name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PROXY

                              TERA COMPUTER COMPANY
                     ANNUAL MEETING MAY 7, 1997, 11:00 A.M.
                 2815 EASTLAKE AVENUE EAST, SEATTLE, WASHINGTON

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Burton J. Smith and James E. Rottsolk, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Tera Computer Company (the "Company") on May 7, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS TO APPROVE THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN AND AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

       (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)


                      (DELTA) FOLD AND DETACH HERE (DELTA)